SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) — July 29, 2002

TRIAD HOSPITALS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29816	75-2816101
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13455 Noel Road, Suite 2000 Dallas, Texas	75240 (Zip Code)
(Address of principal executive offices)

(972) 789-2700
(Registrant’s telephone number, including area code)

Item 5.	Other Events.

On July 29, 2002, Triad Hospitals, Inc. issued the press release attached as an exhibit to this current report on Form 8-K.

Item 7.	Financial Statements and Exhibits.

(c)  Exhibit.

99.1    Press Release issued by Triad Hospitals, Inc. on July 29, 2002.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD HOSPITALS, INC.

By:	/s/ DONALD P. FAY
Donald P. Fay Executive Vice President, Secretary and General Counsel

Date: July 31, 2002

3

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Triad Hospitals, Inc. on July 29, 2002.

4